EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
Solely for the purposes of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, we, the undersigned Chief Executive Officer and Chief Financial Officer of Regal Beloit Corporation (the “Company”), hereby certify, based on our knowledge, that the Annual Report on Form 10-K of the Company for the fiscal year ended December 29, 2007 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ HENRY W. KNUEPPEL
Henry W. Knueppel
Chief Executive Officer

Date: February 27, 2008	/s/ DAVID A. BARTA
David A. Barta
Vice President, Chief Financial Officer